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                                                                    EXHIBIT 10.2

                          STOCKHOLDER RIGHTS AGREEMENT


        THIS STOCKHOLDER RIGHTS AGREEMENT, dated as of September ___, 1998 (this "Agreement"), is made by and among Cypress Bioscience, Inc., a Delaware corporation (the "Company") and the person or entity set forth on the signature page hereof (the "Purchaser" and together with the Company, the "Parties").

        The Parties hereby agree as follows:

        1. CERTAIN DEFINITIONS. Any capitalized terms used herein and not defined shall have the meaning ascribed to them in that certain Series A Preferred Stock Purchase Agreement dated September ___, 1998 by and among the Company and the Purchaser (the "Purchase Agreement"). As used in this Agreement, the following terms shall have the following respective meanings:

        "CERTIFICATE OF DESIGNATIONS" means that certain Certificate of Designations filed with the office of the Delaware Secretary of State relating to the Series A Preferred Stock.

        "COMMISSION" means the United States Securities and Exchange Commission.

        "COMMON STOCK" means the common stock of the Company, par value $0.02 per share.

        "ELIGIBLE SECURITIES" means the shares of Common Stock to be issued upon the conversion of the Series A Preferred Stock into Common Stock.

        "HOLDER" means a registered holder of outstanding Eligible Securities or securities convertible into or exercisable for Eligible Securities.

        "SERIES A PREFERRED STOCK" means the Series A Convertible Preferred Stock of the Company to be issued to the Purchaser pursuant to terms of the Purchase Agreement

        "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        2. SHELF REGISTRATION. Within 45 days after the Closing Date, the Company shall file a registration statement on Form S-3 pursuant to Rule 415 (or similar rule that may be adopted by the Commission) under the Securities Act (the "Registration Statement"), covering the resale of all of the Eligible Securities. The Company agrees to use its best efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable following filing thereof and thereafter to maintain the effectiveness of the Registration Statement until the earlier to occur of: (i) all the Eligible Securities have been sold pursuant to the Registration Statement, or (ii) all the Eligible Securities are salable in the public markets without volume restrictions under Rule 144 as promulgated under the Securities Act.

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        3. RESTRICTIONS IN UNDERWRITTEN OFFERINGS. Each Holder of Eligible
Securities agrees, if requested by the managing underwriters in an underwritten offering, to enter into an agreement providing that such Holder shall not sell or offer, without the prior written consent of such managing underwriters, any securities of the Company of the same class as the securities included in such registration statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), for up to 90 days following consummation of the underwritten offering; provided, however, that no Holder of Eligible Securities shall be subject to the restrictions of such agreement unless all executive officers, directors and holders of publicly-traded warrants of the Company to purchase at least 5% of the Company's Common Stock on a fully diluted basis have entered into similar lock-up agreements, and further provided that the Company shall have complied with its obligations under the terms of this Agreement. The foregoing provisions shall not apply to any Holder of Eligible Securities if such Holder is prevented by applicable statute or regulation from entering any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Eligible Securities commencing on the date of sale of the shares being offered in the underwritten offering unless it has provided 45 days prior written notice of such sale or distribution to the underwriter or underwriters.

        4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 2 to effect the registration of any Eligible Securities under the Securities Act, the Company shall:

                (a) include in any such registration statement all financial statements required by the Commission to be filed therewith, cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc., and use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Holders of the Eligible Securities covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which a Holder or underwriter of the Eligible Securities covered by such registration statement shall reasonably object to information pertaining to such Holder or underwriter;

                (b) engage in the following actions: (i) prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for the applicable period; (ii) cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such registration statement or supplement to the prospectus; the Company shall not be deemed to have used its best efforts to keep a registration statement effective during the applicable period if it voluntarily takes any action that would result in selling Holders of the Eligible Securities covered thereby not being able to sell such Eligible Securities during that period unless such action is required under applicable law, provided that the foregoing shall not apply to actions taken by the Company in good faith and for


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valid business reasons, so long as the Company promptly thereafter complies with the requirements of Section 4(k), if applicable;

                (c) notify the selling Holders of Eligible Securities and the managing underwriters, if any, as soon as practicable, but in no event later than five business days, (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Eligible Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

                (d) use best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement as soon as practicable;

                (e) if requested by the managing underwriter or underwriters, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters agree should be included therein relating to the plan of distribution with respect to such Eligible Securities, including, without limitation, information with respect to the number of Eligible Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Eligible Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                (f) furnish to each selling Holder of Eligible Securities and each managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                (g) deliver to each selling Holder of Eligible Securities and the underwriters, if any, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Holder may reasonably request; the Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of Eligible Securities and the underwriters, if any, in connection with the offering and sale of the Eligible Securities covered by the prospectus or any amendment or supplement thereto;

                (h) prior to any public offering of Eligible Securities, register or qualify or cooperate with the selling Holders of Eligible Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Eligible Securities


                                       3.
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for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Eligible Securities covered by the registration statement, except that under no circumstances will the Company be required to consent to service of process in any such jurisdictions;

                (i) cooperate with the selling Holders of Eligible Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Eligible Securities to be sold and not bearing any restrictive legends; and enable such Eligible Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Eligible Securities to the underwriters;

                (j) use its best efforts to cause the Eligible Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Eligible Securities;

                (k) upon the occurrence of any event contemplated by paragraph
(c)(v) above, prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Eligible Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                (l) cause all Eligible Securities covered by the registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the holders of a majority of such Eligible Securities or the managing underwriters, if any;

                (m) not later than the effective date of the registration statement, provide a CUSIP number for all Eligible Securities; and

                (n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of each quarter (or 90 days, if such quarter is the end of a fiscal year) (1) commencing at the end of any fiscal quarter in which Eligible Securities are sold to underwriters in a firm or best efforts underwritten offering, or (2) if not sold to underwriters in such an offering, beginning with the first fiscal quarter commencing after the effective date of the registration statement.

        5. INFORMATION AND LIMITATIONS ON DISTRIBUTIONS. If and whenever the Company is required by the provisions of Section 2 to effect the registration of any Eligible Securities under the Securities Act, the Company may require each seller of Eligible Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in


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writing. If, at any time following the effectiveness of a registration statement filed pursuant to Section 2 hereunder, the Company shall have determined that the Company may be required to disclose any material corporate development, the Company may suspend the effectiveness of such registration statement until such time as an amendment to the registration statement has been filed by the Company and declared effective by the Commission or until such time as the Company has filed an appropriate report with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which suspension shall endure for such period as deemed necessary by the Company upon advice of counsel (a "Suspension Period"), by giving notice to the Purchaser. The Company will use its best efforts to minimize the length of any Suspension Period. The Purchaser agrees that, upon the receipt of any notice from the Company of a Suspension Period, the Purchaser will not sell any Eligible Securities pursuant to any registration statement covering such Eligible Securities until (i) the Purchaser is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) the Purchaser has received copies of any additional, supplemental or amended prospectus, if applicable, and (iii) the Purchaser has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.

        6. EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc., fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Eligible Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters may designate), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company, accountant's fees, and underwriters' fees (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Eligible Securities) (all such expenses being herein called "Registration Expenses") will be borne by the Company, regardless whether the registration statement becomes effective. The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any person or entity, including special experts, retained by the Company.

        7. INDEMNIFICATION.

                (a) In the event of a registration of Eligible Securities under the Securities Act pursuant to Section 2, to the extent permitted by law, the Company shall indemnify and hold harmless each selling Holder, and each other person, if any, who controls such selling Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such selling Holder, or controlling person may become subject under the Securities Act or otherwise or in any action in respect thereof, and will reimburse each such selling Holder, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, as such expenses are incurred, insofar as such losses, claims, damages or liabilities (or


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actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Eligible Securities were registered under the Securities Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided however, that the Company shall not be liable to any such Holder or controlling person, in any such case if and to the extent that any such loss, claim, damage or liability is based exclusively upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by such selling Holder or controlling person in writing specifically for use in such registration statement or prospectus.

                (b) In the event of a registration of any of the Eligible Securities under the Securities Act pursuant to Section 2, to the extent permitted by law, each selling Holder of such Eligible Securities, severally and not jointly, will indemnify and hold harmless the Company, each underwriter and each person, if any, who controls the Company or any underwriter within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of securities registered by the registration statement covering such Eligible Securities and each person, if any, who controls such seller, against all losses, claims, damages or liabilities, joint or several, to which the Company or any such officer, director, underwriter, other seller or controlling person may become subject under the Securities Act or otherwise, and shall reimburse the Company and each such officer, director, underwriter, other seller and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, but only to the extent that any such loss, claim, damage or liability (or action in respect thereof) is based exclusively upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder furnished in writing to the Company by such Holder specifically for use in the registration statement or prospectus relating to such Eligible Securities. Notwithstanding the immediately preceding sentence, the liability of each such Holder hereunder shall, not in any event exceed the net proceeds received by such Holder from the sale of Eligible Securities covered by such registration statement.

                (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party, if a claim in respect thereof is to be made against an indemnifying party hereunder, shall notify such indemnifying party in writing thereof, but the omission so to notify such indemnifying party shall not relieve such indemnifying party from any liability that it may have to any indemnified party other than under this
Section 7 and, unless the failure to so provide notice materially adversely affects or prejudices such indemnifying party's defense against any action, shall not relieve such indemnifying party from any liability that it may have to any indemnified party under this Section 7. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from such indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 7 for any


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legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume and undertake the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such defense to be reimbursed by the indemnifying party as incurred.

                (d) The obligations of the Company and holders under this
Section 7 shall survive completion of any offering of Eligible Securities in a registration statement and the termination of this Agreement. No indemnifying party shall be liable for any amounts paid in a settlement effected without the consent of such indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation.

                (e) The reimbursements required by this Section 7 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received and expenses incurred.

        8. CONTRIBUTION. If for any reason the indemnity set forth in Section 7 is unavailable or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the aggregate losses, claim, damages, liabilities and expenses of the nature contemplated by said indemnity (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other (determined by reference to, among other things, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to such indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party and such indemnified party but also the relative benefits received by the indemnifying party on the one hand and such indemnified party on the other, as well as any other relevant equitable considerations.

        The Company and the Parties agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in such paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any


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such action or claim. Notwithstanding the provisions of this Section 8, a Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds of the sale of Eligible Securities sold by such Holder and distributed to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person which is not guilty of such fraudulent misrepresentation.

        9. RULE 144. The Company covenants with the Holders of Eligible Securities that, if and to the extent the Company shall be required to do so under the Exchange Act, and the rules and regulations thereunder, as the same may be amended and in effect at the time, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act), all to the extent required from time to time to enable such Holder to sell Eligible Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Eligible Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

        10. MISCELLANEOUS.

                (a) All covenants and agreements contained in this Agreement by or on behalf of any of the signatories shall bind and inure to the benefit of the respective successors and permitted assigns of the signatories, whether so expressed or not.

                (b) All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when
(a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties):

                        (i) If to the Company: 4350 Executive Drive, Suite 325, San Diego, CA 92121, Attention: President, telecopier no. (619) 452-1222; or

                        (ii) If to Purchaser: at the address set forth on the signature page hereof.

                (c) This Agreement shall be governed in all respects by the law of the State of California, without giving effect to its principles regarding conflicts of law.

                (d) This Agreement may not be amended or modified, and no provision hereof may be waived, except upon the approval of the Company and the Holders of at least a majority of the then outstanding shares of Series A Preferred Stock; provided, however, this Agreement may be amended to add additional parties without the consent of the Purchaser. The failure of


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any of the Parties to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of that term or deprive such Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                (f) In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

                (g) This Agreement is intended by the parties as a final expression of their agreement and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.


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        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           CYPRESS BIOSCIENCE, INC.


                                           By
                                             ----------------------------------
                                             Name:  Jay D. Kranzler, M.D., Ph.D.
                                             Title:     Chief Executive Officer

                                           PURCHASER:
                                                     --------------------------


                                           By
                                             ----------------------------------
                                             Name:
                                             Title:

                                           ADDRESS:
                                                   ----------------------------

                                                   ----------------------------

                                      10.